SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.
                                  20549





                                 Form 8-K






              Current Report Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934





               Date of Report:          March 24, 1997
     (Date of Earliest event reported:  March 24, 1997)





               Registrant;
Commission     State of Incorporation          IRS Employer
File No.       Address and Telephone No.     Identification No.



1-3559         Atlantic City Electric Company     21-0398280
               (New Jersey)
               6801 Black Horse Pike
               Egg Harbor Township, NJ 08234
               (609) 645-4100

ITEM 5.   Other Events

     On March 24, 1997, Atlantic City Electric Company entered into a Selling Agency Agreement with respect to its First Mortgage Bonds, Designated Secured Medium Term Notes, Series D, and its Unsecured Medium Term Notes, Series A (collectively, (the "Notes"). Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statements (Registration Statement 33-53841 and 333-23475). For further information concerning the Notes, refer to the Exhibits contained in this Current Report on Form 8-K.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)

     1b Selling Agency Agreement, dated March 24, 1997, between the Company and the Agents named therein.

     4b Supplemental Indenture, dated as of March 1, 1997, between the Company and The Bank of New York, as Trustee.

     4d   Form of First Mortgage Bond, Designated Secured Medium
          Term Note.

     4e Indenture, dated as of March 1, 1997, between the Company and The Bank of New York, as Trustee.


                    ***********************************


                                 SIGNATURE


            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Atlantic City Electric Company
                                  (Registrant)

                                By:     /s/L. M. Walters
                                         L. M. Walters
                         Vice President, Treasurer and
                         Assistant Secretary

Date: March 24, 1997